SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: January 5, 2004
(Date of earliest event reported)

TERAYON COMMUNICATION SYSTEMS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-24647	77-0328533

(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

4988 Great America Parkway, Santa Clara, CA 95054

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (408) 235-5500

Item 9. Regulation FD Disclosure.
Item 7. Exhibits.
SIGNATURES
INDEX OF EXHIBITS
EXHIBIT 99.1
EXHIBIT 99.2

Item 9. Regulation FD Disclosure.

     On January 5, 2004, Terayon Communication Systems, Inc. (Company) issued a press release announcing that it would present an overview of the Company to investors at the Sixth Annual Needham & Company Growth Conference on Tuesday, January 6, 2004.

     On January 7, 2004, the Company issued a press release announcing that it had been recognized for its leading role in the broadband industry by CableFax and CED magazines.

Item 7. Exhibits.

99.1	Press Release, dated as of January 5, 2004, entitled Terayon to Present at Sixth Annual Needham Growth Conference on January 6, 2004.

99.2	Press Release, dated as of January 7, 2004, entitled Terayon’s Leadership in Broadband Recognized by Cable Media.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Terayon Communication Systems, Inc.

By:	/s/ Edward Lopez

Edward Lopez Senior Vice President, General Counsel and Human Resources

Date: January 12, 2004

INDEX OF EXHIBITS

99.1	Press Release, dated as of January 5, 2004, entitled Terayon to Present at Sixth Annual Needham Growth Conference on January 6, 2004.

99.2	Press Release, dated as of January 7, 2004, entitled Terayon’s Leadership in Broadband Recognized by Cable Media.